Roundhill Space & Technology ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Aerospace/Defense - 39.8% (a)
Astroscale Holdings, Inc. (b)	31,100	$170,855
Avio SpA	7,912	301,748
Firefly Aerospace, Inc. (b)	16,876	480,460
Intuitive Machines, Inc. (b)	23,464	435,492
Ispace, Inc. (b)	42,000	114,841
MDA Space Ltd. (b)	13,800	348,473
OHB SE	1,760	543,473
Redwire Corp. (b)	31,042	263,857
Rocket Lab Corp. (b)	20,894	1,341,813
Voyager Technologies, Inc. - Class A (b)	10,404	243,349
York Space Systems, Inc. (b)	17,902	396,887
		4,641,248

Commercial Services - 1.3%
Spire Global, Inc. (b)	11,959	150,444

Investment Companies - 1.2%
Seraphim Space Investment Trust PLC (b)	70,703	139,854

Media - 4.2%
SKY Perfect JSAT Holdings, Inc.	27,100	492,805

Software - 6.1%
Planet Labs PBC (b)	25,663	717,281

Telecommunications - 47.2% (a)
AST SpaceMobile, Inc. (b)	14,526	1,203,770
BlackSky Technology, Inc. (b)	8,550	215,118
EchoStar Corp. - Class A (b)	11,305	1,323,476
Eutelsat Communications SACA (b)	150,564	354,768
Globalstar, Inc. (b)	10,208	678,015
Iridium Communications, Inc.	13,891	385,336
QPS Holdings, Inc. (b)	13,300	172,468
Satellogic, Inc. (b)	48,475	263,704
SES SA	54,424	383,458
Viasat, Inc. (b)	11,597	531,143
		5,511,256
TOTAL COMMON STOCKS (Cost $11,437,589)		11,652,888

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.2%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (c)	24,053	24,053
TOTAL MONEY MARKET FUNDS (Cost $24,053)		24,053

TOTAL INVESTMENTS - 100.0% (Cost $11,461,642)		11,676,941
Other Assets in Excess of Liabilities - 0.0% (d)		527
TOTAL NET ASSETS - 100.0%		$11,677,468

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Space & Technology ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$11,652,888	$–	$–	$11,652,888
Money Market Funds	24,053	–	–	24,053
Total Investments	$11,676,941	$–	$–	$11,676,941

Refer to the Schedule of Investments for further disaggregation of investment categories.